EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the March 31, 2006 Quarterly Report of Pacific Sands, Inc. (the “Registrant”) on Form 10-QSB/A for the quarter ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Michie, Chief Financial Officer of the Registrant, certify, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that based on my knowledge:

(i)	the Report, to which this certification is attached as an exhibit, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and,

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: October 18, 2006	/s/ Michael Michie
Michael Michie
Chief Financial Officer